SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Under Rule 14a-12

The Advisors' Inner Circle Fund - SEC File Nos. 33-42484, 811-06400 (Name of Registrant as Specified In Its Charter)

.............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

5)       Total fee paid:

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:

                         THE ADVISORS' INNER CIRCLE FUND
                           FMA SMALL COMPANY PORTFOLIO
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-866-FMA-8333


DECEMBER 2, 2002



Dear Shareholder:

I am writing to all shareholders of the FMA Small Company Portfolio (the "Fund") to inform you of an upcoming special meeting of shareholders to be held on Friday, January 17, 2003. This meeting has been called to consider a proposal requiring your vote as a shareholder. Before the meeting, I would like your vote on this important proposal as described in the attached proxy statement.

The proxy statement addresses a proposal for the approval of a new investment advisory agreement between the Fund and Fiduciary Management Associates, LLC ("New FMA"). This new investment advisory agreement is proposed to have the same advisory fee and otherwise be on substantially the same terms as the current advisory agreement between the Fund and its current adviser, Fiduciary Management Associates, Inc. ("Old FMA"). Recently, two senior officers of Old FMA, Robert F. Carr, III and Kathryn Vorisek, agreed to effect a management buy-out of Old FMA from Old Mutual (US) Holdings Inc. ("Old Mutual US") and to merge Old FMA into New FMA. New FMA is a newly formed entity expected to be owned by Mr. Carr and Ms. Vorisek as well as other senior members of the current Old FMA management team. This transaction will result in a technical change in the form of the organization which serves as the Fund's investment adviser (from a corporation to a limited liability company), and will also result in a change in ownership of the adviser. WE WANT TO ASSURE YOU, HOWEVER, THAT WHILE THE OWNERSHIP OF THE FUND'S INVESTMENT ADVISER WILL CHANGE, THERE WILL BE NO CHANGE IN THE OPERATIONS OF THE INVESTMENT ADVISER OR IN THE PERSONS RESPONSIBLE FOR DAY TO DAY INVESTMENT ADVICE TO THE FUND, NOR WILL THERE BE ANY CHANGE IN THE FEES PAYABLE BY THE FUND TO THE INVESTMENT ADVISER. Indeed, the very persons responsible for the day to day investment management of the Fund will become the new owners of the Fund's investment adviser. More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

Your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the Advisors' Inner Circle Fund who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this very important process.

Sincerely,




James R. Foggo
President

                   VERY IMPORTANT NEWS FOR SHAREHOLDERS OF THE
                           ADVISORS' INNER CIRCLE FUND
                           FMA SMALL COMPANY PORTFOLIO

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the FMA Small Company Portfolio (the "Fund") of the Advisors' Inner Circle Fund (the "AIC Trust") that requires a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Recently, two senior officers of Fiduciary Management Associates, Inc. (Old FMA"), Robert F. Carr, III and Kathryn Vorisek, agreed to acquire Old FMA from Old Mutual (US) Holdings Inc. ("Old Mutual US") and to merge Old FMA into a newly formal entity, Fiduciary Management Associates, LLC ("New FMA") (the "FMA Transaction"). The FMA Transaction is expected to be consummated on or about December 17, 2002. As a result of the FMA Transaction, there will be a technical change in the form of organization which serves as the Fund's investment adviser (from a corporation to a limited liability company) and in ownership of such adviser. We want to reassure you that while there will be a technical change in the form of organization which serves as the Fund's investment adviser (from a corporation to a limited liability company), the persons responsible for the day to day management of the Fund will not change (nor will the fees payable to the investment adviser). The following pages give you additional information about Old Mutual US, Old FMA, New FMA and the matters on which you are being asked to vote. THE TRUSTEES OF THE AIC TRUST, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE AIC TRUST, OLD MUTUAL US, OLD FMA, NEW FMA OR THEIR RESPECTIVE AFFILIATES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Fund, a portfolio of the AIC Trust.

Q.       WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, as amended, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company terminates. In anticipation of the FMA Transaction, the Board of Trustees of the Advisors' Inner Circle Fund (the "Board") approved a new advisory agreement under which, subject to its approval by the Fund's shareholders, New FMA will serve as investment adviser to the Fund and also approved an interim advisory agreement under which New FMA will serve as investment adviser to the Fund on an interim basis. Under this interim advisory agreement New FMA will serve as investment adviser after the consummation of the FMA Transaction, which is expected to occur on or about December 17, 2002, pending shareholder approval of the new advisory agreement. Compensation earned by New FMA between the termination of the advisory agreement and shareholder approval of the new advisory agreement will be held in an interest-bearing escrow account for a period of up to 150 days from the termination of the advisory agreement. In order for New FMA to receive all of the advisory fees under the interim advisory agreement, shareholders must approve the new advisory agreement. Except for the substitution of New FMA for Old FMA, as investment adviser, the time periods covered by the agreements, the provisions relating to the duration of the agreements and the escrow provisions relating to the interim advisory agreement, the interim and new advisory agreements are identical in all material respects to the investment advisory agreement which terminated upon consummation of the FMA Transaction, and the Fund's advisory fee rate will remain unchanged.

Q.       WHAT HAPPENS IF THE PROPOSED NEW ADVISORY AGREEMENT IS NOT APPROVED?

A. If the shareholders of the Fund do not approve the new advisory agreement with New FMA, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

Q.       HOW DOES THE FMA TRANSACTION AFFECT ME?

A. New FMA has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to the Fund as a result of the FMA Transaction.

Q.       HOW DOES THE FUND'S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including those Trustees who are not affiliated with the AIC Trust, Old Mutual US, Old FMA, New FMA or any of their affiliated companies, recommends that you vote FOR the proposal on the enclosed proxy card.

Q.       I'M A SMALL INVESTOR WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with its meeting. If this happens, the Fund will need to solicit votes again.

Q.       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You may provide the AIC Trust with your vote via mail, by Internet, by telephone, or in person. If you need more information on how to vote, or if you have any questions, please call the Fund's information agent at 1-866-FMA-8333.


            YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                     EXPENSE OF ANOTHER PROXY SOLICITATION.

                   THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                         THE ADVISORS' INNER CIRCLE FUND
                           FMA SMALL COMPANY PORTFOLIO
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-866-FMA-8333


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 17, 2003

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the FMA Small Company Portfolio (the "Fund"), a portfolio of the Advisors' Inner Circle Fund (the "AIC Trust"), will be held on Friday, January 17, 2003 at 10:00 a.m. Eastern Time at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

1. To approve a new investment advisory agreement between the Fund and Fiduciary Management Associates, LLC, with the same advisory fee and otherwise on substantially the same terms as the current advisory agreement between the Fund and its current adviser (a form of which is attached to the Proxy Statement as Exhibit A).

2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on November 18, 2002, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. You may change your vote even though a proxy has already been returned by written notice to the AIC Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

By Order of the Board of Trustees of the AIC Trust,




James R. Foggo
President

Oaks, Pennsylvania
December 2, 2002

                         THE ADVISORS' INNER CIRCLE FUND
                           FMA SMALL COMPANY PORTFOLIO
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-866-FMA-8333


                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE

                           FMA SMALL COMPANY PORTFOLIO

                     TO BE HELD ON FRIDAY, JANUARY 17, 2003

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND (the "AIC Trust") for the special meeting of shareholders of the FMA Small Company Portfolio (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Friday, January 17, 2003 at 10:00 a.m. Eastern time and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on November 18, 2002 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about Monday, December 2, 2002.

As used in this proxy statement, the AIC Trust's board of trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the AIC Trust. A Trustee that is an interested person of the AIC Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the AIC Trust because he or she is affiliated with one of the AIC Trust's investment advisers, Old Mutual (US) Holdings Inc. ("Old Mutual US"), the AIC Trust's principal underwriter or any of their affiliates. Trustees that are not interested persons of the AIC Trust are referred to in this proxy statement as "Independent Trustees."

SUMMARY OF PROPOSAL REQUIRING SHAREHOLDER VOTE

         The Board intends to bring before the Meeting the matter set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the AIC Trust or by submitting a subsequent proxy, by mail, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the AIC Trust at 1-866-FMA-8333.

         The Fund expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of New FMA or a proxy solicitation service retained by New FMA, who will not receive any compensation therefor from the Fund. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Old Mutual (US) Holdings Inc. and/or New FMA, not the Fund.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE

         The approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         Fiduciary Management Associates, Inc. ("Old FMA"), a Delaware corporation located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, has served as investment adviser of the Fund, and the UAM FMA Small Company Portfolio (the "Predecessor Fund"), since its inception (August 1, 1991). On September 26, 2000, United Asset Management Corporation ("UAM"), formerly the parent company of Fiduciary Management Associates, Inc. ("Old FMA"), was acquired by Old Mutual plc ("Old Mutual"). UAM then changed its name to Old Mutual (US) Holdings Inc. ("Old Mutual US"). Old FMA thus became an affiliate of Old Mutual and continued to serve as investment adviser to the Predecessor Fund.

         On June 24, 2002, the Fund acquired all of the assets of the Predecessor Fund (the "Reorganization"). Following the Reorganization, Old FMA continued to serve as investment adviser to the Fund. The AIC Trust last approved the investment advisory contract between Old FMA and the Fund (the "Advisory Contract") on June 24, 2002.

         Pursuant to an Agreement and Plan of Merger dated October 25, 2002, two senior officers of Old FMA, Robert F. Carr III and Kathryn Vorisek, have agreed to effect a management buy-out of Old FMA from Old Mutual US and to merge Old FMA into a newly formed entity, Fiduciary Management Associates, LLC ("New FMA") (the "FMA Transaction"). The FMA Transaction is expected to be consummated on or about December 17, 2002. Until that date, Old FMA is expected to remain a subsidiary of Old Mutual US. New FMA is a newly formed entity expected to be owned by Mr. Carr and Ms. Vorisek as well as other senior members of the current Old FMA management team. The FMA Transaction will result in a technical change in the form of the organization which serves as the Fund's investment adviser (from a corporation to a limited liability company), and will also result in a change in ownership of the adviser. Other than this change of ownership, the operations of the investment adviser and the persons responsible for day-to-day investment advice to the Fund will remain unchanged, and there will be no change in the fees payable to the investment adviser.

         Consummation of the FMA Transaction will result in a change of control of Old FMA and will thus constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Advisory Contract. As required by the 1940 Act, the Fund's Advisory Contract automatically will terminate upon this assignment. In anticipation of the FMA Transaction, the Board approved on August 12, 2002 an interim investment advisory agreement on an interim basis (the "Interim Agreement") after consummation of the FMA Transaction. Compensation earned by New FMA between the termination of the Advisory Contract and shareholder approval of the proposed new investment advisory agreement described in the following paragraph will be held in an interest-bearing escrow account for a period of up to 150 days after the termination of the Advisory Contract.

         The Board has also approved a new investment advisory agreement between the AIC Trust, on behalf of the Fund, and New FMA. If shareholders approve the proposed new investment advisory agreement, the amount held in the above-referenced escrow account, plus interest, will be paid to New FMA. If shareholders do not approve the proposed investment advisory agreement, New FMA will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. In addition, the Board will take such further action as it deems to be in the best interests of shareholders of the Fund.

         A form of the new investment advisory agreement is attached to this proxy statement as Exhibit A. Except for the substitution of New FMA for Old FMA as investment adviser and the time periods covered by the agreement the new investment advisory agreement is identical in all material respects to the Fund's Advisory Contract. For instance, the Fund's advisory fee rate will remain unchanged. With respect to duration of the new investment advisory agreement, the new investment advisory agreement provides that unless terminated as provided therein, the agreement shall continue for two years. Thereafter, the agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or (c) by vote of a majority of the outstanding voting securities of the Fund.

DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENT

         Pursuant to the proposed new investment advisory agreement of the Fund, New FMA will act as its investment adviser.

         Each of the Fund's Advisory Contract and the proposed investment advisory agreement of the Fund requires the investment adviser to:

         0   Manage the investment and reinvestment of the Fund's assets;

         0 Continuously review, supervise and administer the investment program of the Fund;

         0 Determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded;

         0 Provide the AIC Trust, and any other agent designated by the AIC Trust, with records concerning the adviser's activities which the Fund is required to maintain; and

         0 Provide other reports reasonably requested by the AIC Trust's administrator or the AIC Trust's officers and Board concerning the adviser's discharge of the foregoing responsibilities.

         The investment adviser is also required to render regular reports to the Fund's officers and Board concerning the discharge of its responsibilities.

         Each of Advisory Contract and the proposed new investment advisory agreement of the Fund also authorizes the investment adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the investment adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Fund.

         Each of the Advisory Contract and the proposed new investment advisory agreement of the Fund obligates the investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of each of the Advisory Contract and the proposed investment advisory agreement, the investment adviser agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein.

         Each of the Fund's Advisory Contract and the proposed new investment advisory agreement, except as stated below, provide that the investment adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the investment adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

         The Fund has agreed to pay New FMA an annual advisory fee at the rate of 0.75% of the Fund's average net assets. In addition, New FMA has voluntarily agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of the Fund's average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. [NEW FMA INTENDS TO CONTINUE ITS EXPENSE LIMITATION UNTIL FURTHER NOTICE, BUT MAY DISCONTINUE IT AT ANY TIME. DURING THE FUND'S LAST FISCAL YEAR, THE FUND PAID OLD FMA $______, EXCLUDING FEE WAIVERS. AFTER GIVING EFFECT TO THE INVESTMENT ADVISER'S FEE WAIVER, THE FUND PAID $______ IN ADVISORY FEES DURING ITS MOST RECENT FISCAL YEAR.]

INFORMATION ON NEW FMA

         The name, address and principal occupation of the principal executive officers and each managing member of New FMA are listed below:


PRINCIPAL EXECUTIVE OFFICERS
       AND DIRECTORS                                      TITLE                          PRINCIPAL OCCUPATION
---------------------------------------- ---------------------------------------- ------------------------------------
ROBERT F. CARR                           SENIOR MANAGING DIRECTOR                     CEO AND CHAIRMAN OF OLD FMA


KATHRYN A. VORISEK                       SENIOR MANAGING DIRECTOR AND CHIEF          PRESIDENT AND CIO OF OLD FMA
                                         INVESTMENT OFFICER



         The address for each of the persons listed above is c/o Fiduciary Management Associates, LLC, 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603.

         Each of Robert F. Carr and Kathryn Vorisek are expected to own more than 25% of the membership interests in New FMA. No other person is expected to own 25% or more of such membership interests.

RECOMMENDATION OF TRUSTEES

         On August 12, 2002, representatives of Old FMA advised the Board, including the Independent Trustees, that certain officers of Old FMA proposed to acquire Old FMA from Old Mutual US and to merge Old FMA into New FMA. In addition, the general terms of the FMA Transaction and the perceived benefits for Fund shareholders were discussed with the Board. The Board considered the following factors to be of greatest importance with respect to the proposed new investment advisory agreement: (i) the compensation payable under the new investment advisory agreement will be at the same rate as the compensation payable under the Advisory Contract; (ii) the performance record and regular reports of Old FMA; (iii) the nature and quality of services expected to be rendered by New FMA; (iv) the ability to market the fund; and (v) the historical investment management operations, reputation, and biographical data, qualifications and investment management experience of personnel of Old FMA, all of whol are expected to continue to be employed by New FMA. The Independent Trustees discussed the FMA Transaction with representatives of Old Mutual US and Old FMA. They were assisted in their review of this information by their independent legal counsel.

         On August 12, 2002, the Board, including a majority of the Independent Trustees, voted to approve Interim Agreement and the proposed new investment advisory agreement with New FMA and to recommend its approval to shareholders.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO
                               APPROVE PROPOSAL 1.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

         SEI Investments Mutual Funds Services ("SEI") serves as the Fund's administrator and shareholder servicing agent. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEI and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         0 During its last fiscal year, the Fund paid to SEI [$______] for services rendered as administrator and/or shareholder servicing agent;

         0        As of November 18, 2002, the Fund's net assets were
                  [$000,000,000].

         The Fund does not pay SIDCO for its services as principal underwriter to the Fund. The Fund does not pay commissions to affiliated brokers.

PAYMENT OF EXPENSES

         Old Mutual US and/or New FMA will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone voting. The Fund will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

         The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund's outstanding shares as of November 18, 2002. On that date, the existing directors and officers of the Fund, together as a group, "beneficially owned" less than one percent of the Fund's outstanding shares.



     Name and Address of Shareholder                        Number of Shares              Percentage of Shares Owned
     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------
     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------
     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------
     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------
     -------------------------------------------------- -------------------------- -----------------------------------------

     -------------------------------------------------- -------------------------- -----------------------------------------


As of November 18, 2002 the Fund had [__] shares outstanding.

The term "beneficial ownership" is as defined under rule 16a-1(a)(2) under the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing trustees of the AIC Trust, and/or on the records of the AIC Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), shareholders of the Fund may call 1-866-FMA-8333 or write to the FMA Small Company Portfolio at P.O. Box 219009, Kansas City, MO 64121.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

  THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,RECOMMEND APPROVAL OF
   PROPOSAL 1. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY
           WILL BE VOTED IN FAVOR OF APPROVAL OF THIS PROPOSAL.

                  EXHIBIT A - NEW INVESTMENT ADVISORY AGREEMENT


                  BETWEEN FIDUCIARY MANAGEMENT ASSOCIATES, LLC
              AND THE ADVISORS' INNER CIRCLE FUND, ON BEHALF OF THE
                           FMA SMALL COMPANY PORTFOLIO

                         THE ADVISORS' INNER CIRCLE FUND


                          INVESTMENT ADVISORY AGREEMENT



         AGREEMENT made this ___ day of ____, 2002, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and Fiduciary Management Associates LLC, a Delaware limited liability company (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios listed in Schedule A as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolios, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with (x) such policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for each Portfolio set forth in its respective prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. PORTFOLIO TRANSACTIONS. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolios and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. OTHER EXPENSES. The Adviser shall pay all expenses, not otherwise paid by third parties, of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectus(es), statement(s) of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser s hall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include managers, officers, employees and other agents of the Adviser as well as that entity itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as managers, partners, officers, or shareholders, or otherwise; managers, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

11. LICENSE OF THE ADVISER'S NAME. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

         This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

         As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Commission under said Act.

13. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any change in the ownership of the Adviser within a reasonable time after such change.

14. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 55 West Monroe Street, Suite 2550, Chicago, IL 60603.

15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

         No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.


THE ADVISORS' INNER CIRCLE FUND

By: ______________________

Attest: ____________________


FIDUCIARY MANAGEMENT ASSOCIATES LLC

By: ________________

Attest:  _____________

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                      FIDUCIARY MANAGEMENT ASSOCIATES LLC.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


                  Portfolio                                            Fee

                  FMA Small Company Portfolio                          0.75%

FMA SMALL COMPANY PORTFOLIO
a portfolio of
THE ADVISORS' INNER CIRCLE FUND,
SPECIAL MEETING OF SHAREHOLDERS

JANUARY 17, 2003


FMA SMALL COMPANY PORTFOLIO
a portfolio of
THE ADVISORS' INNER CIRCLE FUND,


CUSIP NO.         ____________________


The undersigned shareholder(s) of FMA Small Company Portfolio, a portfolio of THE ADVISORS' INNER CIRCLE FUND, ("AIC Trust") hereby appoint(s) Stephanie Cavanagh and William Zitelli as true and lawful proxies, with power of substitution of each, to vote all shares of the FMA Small Company Portfolio which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on January 17, 2003, 10:00 a.m. (Eastern time) at the offices of AIC Trust's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania (the "Special Meeting").

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxy named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THAT MATTER.

         Proposal 1:       To approve a new investment advisory agreement
                           between the Fund and Fiduciary Management Associates,
                           LLC, with the same advisory fee and otherwise on substantially the same terms as the current advisory agreement between the Fund and its current advisor (a form of which is attached to the Proxy Statement as Exhibit A).

         Proposal 2:       To transact any other business that may properly come
                           before the Meeting or any adjournments thereof.



YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE REQUIRED QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.
FMA SMALL COMPANY PORTFOLIO
a portfolio of
THE ADVISORS' INNER CIRCLE FUND,
RECORD DATE SHARES: _________________

                              VOTE ON THE PROPOSAL

     FOR            AGAINST         ABSTAIN

Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

-----------------------------------

-----------------------------------
Signature(s) of Shareholder(s)

Date: ______________________________